                                                                  EXHIBIT 99.1


                     [ANDREW V. SCHNURR & CO. LETTERHEAD]


                                                               November 20, 1996

Partners
Oak Run Manor
100 Huguenot Avenue
Englewood, NJ 07631

Gentlemen:

         In accordance with the terms of our engagement, we have made an examination of the accounts and records of Oak Run Manor for the twelve month period ended December 31, 1995. Our examination was made in accordance with generally accepted auditing standards and, except as explained in the following paragraphs, it included such other auditing procedures as we considered necessary in the circumstances.

Cash:

         Written confirmation of the bank balances of $131,641. was not obtained directly from the depository bank as of December 31, 1995. The balances shown on the depository's statements were reconciled with the balances shown by the books.

         Cash on hand held in the project's on-site office, in amount of $1,600.00, was not confirmed but was in agreement with management's control.

Property and Equipment:

         Depreciation lapse schedules are maintained to show changes in the assets and related depreciation allowances account since date of acquisition. Depreciation has been computed at the maximum allowed by the Treasury Department.

                                      (2)

Liabilities:

         A listing of vouchers payable was prepared as of December 31, 1995. We examined vendor's invoices paid subsequent to December 31, 1995 and prior to completion of our field work and any unpaid invoices on hand to determine that all significant liabilities were included in the listing.

         We checked the company's liability as of December 31, 1995 for payroll taxes withheld and accrued.

         In our opinion, subject to the aforesaid comments, the accompanying balance sheet and related statement of profit and loss presents fairly the financial position of Oak Run Manor as of December 31, 1995, in conformity with generally accepted accounting principles.



                                         /s/ ANDREW V. SCHNURR
                                        ----------------------------
                                        Andrew V. Schnurr





                                                         ANDREW V. SCHNURR & CO.

                                OAK RUN MANOR
                                BALANCE SHEET
                           AS OF DECEMBER 31, 1995


        ASSETS

CURRENT ASSETS
Cash in Bank and on Hand                 $  110,156.
Cash in Bank - Security Account              23,085.
Security Deposits                             2,370.
Prepaid Expenses                              7,500.
                                         ----------
TOTAL CURRENT ASSETS                                             $   143,111.

FIXED ASSETS
Land                                        328,000.
Buildings                                 2,952,175.
                                         ----------
        Total                             3,280,175.
Less: Reserve for Depreciation              621,698.
                                         ----------
TOTAL FIXED ASSETS                                                 2,658,477.
                                                                 -----------

        TOTAL ASSETS                                               2,801,588.
                                                                 -----------

        LIABILITIES

CURRENT LIABILITIES
Accounts Payable                         $  129,414.
Tenants Prepaid Rents                         6,650.
Tenants Security Deposits Held               23,085.
                                         ----------
TOTAL CURRENT LIABILITIES                                            159,149.

PARTNERS CAPITAL ACCOUNT
Balance, January 1, 1995                  2,763,843.
Add: Net Profit for Period                  154,596.
                                         ----------
        Total                             2,918,439.
Deduct: Returns of Capital                  276,000.
                                         ----------

TOTAL PARTNERS CAPITAL ACCOUNT                                     2,642,439.
                                                                 -----------
        TOTAL LIABILITIES                                        $ 2,801,588.
                                                                 -----------





                                                         ANDREW V. SCHNURR & CO.

                                OAK RUN MANOR
                         STATEMENT OF PROFIT AND LOSS
               FOR THE 12 MONTH PERIOD ENDING DECEMBER 31, 1995

        INCOME

Rental Income                                                       $879,170.

Interest Income, Late Charges, Etc.                                    2,758.
                                                                    --------
         TOTAL INCOME                                               $881,928.

         EXPENSES

Advertising                               $  18,908.
Office Expenses                              14,461.
Management Fees                              42,267.
Legal & Accounting                            4,645.
Telephone                                     3,373.
Janitor Payroll                              81,571.
Electric                                      9,189.
Water & Sewer                                53,331.
Exterminating                                 1,018.
Hospitalization                               3,828.
Repairs - Materials                         170,852.
Decorating Supplies & Contracts              33,916.
Provision for Depreciation                  107,341.
Taxes - Real Estate                         128,756.
      - Payroll                              10,181.
Insurance - Hazard                           20,602.
Gardening                                    22,802.
Bank Charges                                    291.
                                          ---------
         TOTAL EXPENSES                                              727,332.
                                                                    --------
         NET PROFIT                                                 $154,596.
                                                                    --------





                                                         ANDREW V. SCHNURR & CO.

                                OAK RUN MANOR
                    STATEMENT OF CASH FLOW 12 MONTH PERIOD
                           ENDED DECEMBER 31, 1995

OPERATING ACTIVITIES

   Net Income                                                         $154,596.

   Adjustments to reconcile net income to net cash provided by operating activities:

   Depreciation and Amortization                      $107,341.

   Changes in Operating Assets & Liabilities:

   Decrease in Accounts Receivable                       1,243.
   Increase in Prepaid Expenses                         (3,090.)
   Increase in Accounts payable &
     Accrued Expenses                                   33,813.
   Decrease in Tenants Security Deposit                 (1,120.)
   Decrease in Prepaid Rents                              (200.)       137,987.
                                                      --------        --------

NET CASH PROVIDED BY OPERATING ACTIVITIES                              292,583.

FINANCING ACTIVITIES

   Distributions to Partners                                          (276,000.)
                                                                      --------

INCREASE IN CASH AND CASH EQUIVALENTS                                   16,583.

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                       116,658.
                                                                      --------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                            $133,241.
                                                                      ========





                                                         ANDREW V. SCHNURR & CO.